Exhibit 99.2

22nd Annual Lehman Brothers CEO Energy / Power Conference Paul M. Barbas President and Chief Executive Officer September 2 – 4, 2008

1 Lehman Brothers CEO Energy / Power Conference Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com Notice Regarding Forward-Looking Statement Certain statements contained in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in this presentation that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will,” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond our control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, natural gas, oil, and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; performance of our suppliers and other counterparties; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels and regulations, rate structures or tax laws; changes in federal and/or state environmental laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations (RTOs), including PJM Interconnection, L.L.C. (PJM) to which DPL’s operating subsidiary (DP&L) has given control of its transmission functions; changes in our purchasing processes, pricing, delays, employee, contractor, and supplier performance and availability; significant delays associated with large construction projects; growth in our service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s and DP&L’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

2 Lehman Brothers CEO Energy / Power Conference REG G Disclosure Today’s discussion contains certain non-GAAP financial measures as defined under SEC Regulation G. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (GAAP) in the United States. DPL’s earnings per share is prepared in accordance with accounting principles generally accepted in the United States of America and represent the company’s earnings per share as reported to the Securities and Exchange Commission. Adjusted earnings per share is a non-GAAP financial measure. DPL’s management believes the adjusted earnings per share to be relevant and useful information to our investors as this measure excludes certain one-time items. Management feels this is a meaningful analysis of our financial performance as it is not obscured by unique large factors or one-time events. This non-GAAP measure is also used by management in evaluating the company’s ongoing operating performance. Adjusted earnings per share is not a substitute for measures determined in accordance with GAAP, and may not be comparable to adjusted earnings per share amounts reported by other companies. Investor Relations Contact Craig Jackson Assistant Treasurer (937) 259-7033 craig.jackson@dplinc.com

3 Lehman Brothers CEO Energy / Power Conference Agenda Topic Page(s) Ohio Energy Bill 4 - 12 Fuel Strategy 13 - 16 Plant Performance 17 - 19 Appendix 20 - 30

Ohio Energy Bill (SB 221) September 2 – 4, 2008

5 Lehman Brothers CEO Energy / Power Conference Ohio Energy Bill (SB 221) – Public Utilities Commission of Ohio published draft rules in July and August – DP&L able to incorporate terms and conditions of its current rate stabilization plan into required filing of electric security plan – Allows us to request the incremental recovery or the deferral of costs that are not being recovered under the current rate stabilization plan – DP&L’s current rate stabilization plan offers significant flexibility through 2010 as regulatory issues are clarified

6 Lehman Brothers CEO Energy / Power Conference Ohio Energy Bill DPL’s Next Steps – Currently reviewing AEP, Duke, and First Energy filings – File an Electric Security Plan (ESP) during the 4th quarter 2008 – ESP filing will include: Terms and conditions of existing rate stabilization plan Recovery of costs associated with SB 221 compliance - Renewables - Infrastructure investments / Energy Efficiency – Other alternatives being considered as we learn more about the PUCO rules

7 Lehman Brothers CEO Energy / Power Conference 11.0% = $76 million 5.4% = $37 million *Residential generation discount = $21 million per year for 2006, 2007 and 2008 = Fuel = Environmental Rider (Avoidable by Shopping Customers) Ohio Energy Bill Existing Rate Stabilization Plan 11% 11% 11% 11% 11% 5.4% 5.4% 5.4% 5.4% 0% 5% 10% 15% 20% 25% 30% 35% 2006 2007 2008 2009* 2010

8 Lehman Brothers CEO Energy / Power Conference DP&L’s Renewable Requirement by Year 2,000 552 38 GWhs (Estimate) 80 24 0.6 GWhs (Estimate) 0.500% 0.150% 0.004% Solar Energy Resources* 12.50% 3.50% 0.25% Renewable Energy Resources* 2025 2015 2009 Ohio Energy Bill Renewable Requirements *Solar requirements are included in the renewable energy resource requirements - 50% of Renewable Power purchased or generated must come from within the State of Ohio. - Renewable resources include wind, solar, hydro, geothermal, and fuel derived from solid waste

9 Lehman Brothers CEO Energy / Power Conference Ohio Energy Bill RFP for Renewable Energy Resources – Issued July 25, 2008 – Bid proposals to be in the form of: Purchase power agreements; Turnkey construction project; and/or Acquisition of Renewable Energy Credits (RECs) – Proposals to the RFP are due no later than September 12, 2008 – Selection of shortlist and corresponding negotiations to begin after September 12, 2008 DP&L will seek recovery of renewable costs associated with SB 221 compliance

10 Lehman Brothers CEO Energy / Power Conference Distribution System Modernization Energy Efficiency & Demand Response Enabling Infrastructure Information Technology Core Telecommunications Advanced Metering Infrastructure Smart Grid Development Ohio Energy Bill DP&L’s Vision of Utility of the Future (UoF)

11 Lehman Brothers CEO Energy / Power Conference Yr 1 Yr 2 Yr 3 Yr 4 Yr 5 Yr 6 Yr 7 Yr 8 AMI and Enabling Infrastructure Meter Installation Communication Network Infrastructure Home Energy Display Geographic Information System Data Collection Smart Grid Development Customer Information System / eServices Meter Data Management Infrastructure Solution SOA – Service Oriented Architecture Outage Management System / Distribution Management System Mobile Workforce Full deployment (to 2023) Distribution Automation / Substation Automation Development Energy Efficiency and Demand Response Program Implementation Energy Efficiency Programs Full Deployment Time of Use & Peak Time Rebate Launch Full Deployment Direct Load Control Launch UoF Estimated Implementation Timeline

12 Lehman Brothers CEO Energy / Power Conference Residential Programs • Lighting Rebates • AC Tune-ups • Low Income Weatherization/ Appliance Upgrades • Direct Load Control • Time-Based Pricing • HVAC/Appliance Rebates • Appliance Recycling • Peak Time Rebates Non-Residential Programs • Lighting Rebates • HVAC Rebates • Motor & Air Compressor Rebates • Custom Rebates • Direct Load Control • Time-Based Pricing Proposed Energy Efficiency Program DP&L will seek recovery of DSM and Energy Efficiency Costs associated with SB 221 compliance

Fuel Strategy September 2 – 4, 2008

14 Lehman Brothers CEO Energy / Power Conference Coal Hedging Strategy Coal Hedging Strategy – To match the volume of coal purchases to the expected (“committed”) coal burn for fixed price power and/or committed sales – Fixed price power sales are in place through the end of the market development period in 2010 – DPL manages coal purchases at Killen, Stuart and Hutchings stations Coal Hedged Position – Currently 100% hedged through 2010 for our committed burn – Hedged position can be impacted by: Changes in expected generation output; Executing additional purchase contracts; and/or Optimizing existing coal position

15 Lehman Brothers CEO Energy / Power Conference Coal Flexibility Scrubber Program – DPL managed scrubber program completed in second quarter 2008 – Conesville scrubber expected to be completed by mid 2009 – Provides fuel flexibility through coal blending Coal Burn %* ‘08 Est. Optimal* Stuart CAPP 85% 50% ILB 15% 50% Killen CAPP 33% 25% ILB 67% 75% *Actual burn percentages will vary depending on market conditions and availability for various coals.

16 Lehman Brothers CEO Energy / Power Conference Hedging Strategy Coal Transportation Costs Transportation Costs – Transportation costs vary CAPP: approx. $3.25 - $5.50/ton NAPP: approx. $7.20/ton ILB: approx. $9.00/ton – Include indexed based adders – 100% of base transportation costs are hedged Killen Stuart Hutchings

Plant Performance September 2 – 4, 2008

18 Lehman Brothers CEO Energy / Power Conference Plant Performance – Higher second quarter and year-to-date 2008 generation (gwh) output compared to 2007 Dayton Operated: +17% Partner Operated: +18% Total Fleet (including Hutchings, peakers and diesel): +15% – Improved capacity factor at both DPL and partner operated facilities * DPL Operated includes Stuart and Killen 59% 53% 73% 62% 80% 80% 50% 60% 70% 80% 90% 100% Q2 2007 Q2 2008 Est 2008 Capacity Factor % DPL Op* Partner Op

19 Lehman Brothers CEO Energy / Power Conference Plant Performance – Plant performance across DPL’s entire coal generation fleet is critical to DPL’s success – With major construction projects completed, output from coal fired generation is expected to be higher in 2008 and 2009, compared to 2007 – Depending on market conditions and DPL’s fuel flexibility, opportunities may exist to: Sell future coal contracts; Purchase power from spot market instead of dispatching coal units

Appendix September 2 – 4, 2008

21 Lehman Brothers CEO Energy / Power Conference Company Overview – Diversified regional energy holding company headquartered in Dayton, Ohio – Principals Subsidiaries: The Dayton Power and Light Company, a regulated electric utility DPL Energy, LLC, an operator of peaking generation DPL Energy Resources, an Ohio competitive retail electric supplier – 3,750 megawatts of generating capacity – Approximately 515,000 residential, commercial, industrial and government customers – Serve 24 counties within a 6,000 square mile area of West Central Ohio – Approximately 1,500 management and union employees

22 Lehman Brothers CEO Energy / Power Conference Stable and Diverse Retail Market West Central Ohio 515,000 Customers – Residential – Commercial Kroger, Wal-Mart, Fifth Third Bank – Industrial Honda, Delphi, Cargill, General Motors – Government Wright-Patterson Air Force Base, City of Dayton, Montgomery County 20% 9% 27% 44% Residential Commercial Industrial Other Retail Customers* Retail Revenue* 89% 1% 10% 0.4% *Based on 2007 Actual results

23 Lehman Brothers CEO Energy / Power Conference Financial Overview – Listed on New York Stock Exchange (DPL) – 2007 Annual Revenue = $1.5 Billion – Total Assets as of 12/31/07 = $3.6 Billion – $1.10 Dividend per Common Share as of 12/13/07 – Investment Grade Credit Ratings DPL Inc. DP&L Outlook Effective Fitch Ratings BBB+ A+ Positive Apr-08 Moody’s Investors Service Standard & Poor’s Corp. Baa2 A2 Positive Jul-08 BBB- A- Positive Apr-08

24 Lehman Brothers CEO Energy / Power Conference DPL Generation Assets Coal = 2,850 17 76% Natural Gas/Diesel = 919 22 24% Total = 3,769 39 100% DPL Generation = 3,769 Megawatts MW Units Natural Gas Peaking Generation Units Wholly & Commonly Owned Coal-Fired Generating Plants In 2007, DPL generated 99% of its electric output from coal-fired units and 1% from oil and natural gas-fired units. %

25 Lehman Brothers CEO Energy / Power Conference 1,300 365 DPL, Duke, AEP Zimmer 600 186 DPL, Duke East Bend, Unit 2 1,000 360 DPL, Duke Miami Fort, Units 7 & 8 414 207 DPL, Duke, AEP Beckjord, Unit 6 780 129 DPL, Duke, AEP Conesville, Unit 4 2,388 836 DPL, Duke, AEP Stuart 615 402 DPL, Duke Killen 365 365 DPL Hutchings Total Plant Capacity (mw) DPL Portion (mw) Ownership Coal Units DPL Generation Assets Coal-Fired Units

26 Lehman Brothers CEO Energy / Power Conference Regional Transmission Organizations (RTO’s) – Ohio law requires utilities to join a regional transmission organization – DPL Inc. and its co-owned generation units are strategically located Member of PJM RTO DPL’s co-owned generation units, operated by Duke, have the capability to sell generation in MISO and/or PJM RTOs PJM MISO

27 Lehman Brothers CEO Energy / Power Conference For the Three Months Ended June 30, 2008 and 2007 Earnings Per Share Diluted 2008 2007 Earnings from Continuing Operations 0.41 $ 0.45 $ Earnings from Discontinued Operations - $ 0.04 Total Diluted 0.41 $ 0.49 $ Average Diluted Shares Outstanding 117.3 119.5 (in millions) Basic 2008 2007 Earnings from Continuing Operations 0.43 $ 0.50 $ Earnings from Discontinued Operations - $ 0.04 Total Basic 0.43 $ 0.54 $ Average Basic Shares Outstanding 109.4 107.9 (in millions) Three Months Ended June 30, Three Months Ended June 30,

28 Lehman Brothers CEO Energy / Power Conference For the Three Months Ended June 30, 2008 and 2007 Non-GAAP Earnings Per Share Reconciliation 2008 2007 Diluted Earnings per Share from Continuing Operations (GAAP) $0.41 $0.45 Adjustments: Executive Litigation Settlement - (0.16) AEGIS Insurance Recovery - (0.08) Gain on Corporate Aircraft Sale - (0.03) Ohio Tax Settlement (0.07) - Adjusted Diluted Earnings per Share from Continuing Operations (Non-GAAP) $0.34 $0.18 Three Months Ended June 30,

29 Lehman Brothers CEO Energy / Power Conference $0.18 $0.15 $0.05 ($0.03) ($0.03) $0.02 $0.34 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.45 2007 2Q Non-GAAP EPS Interest Expense General Taxes Other 2008 2Q Non-GAAP EPS Gross Margin Legal Costs EPS fully diluted basis Key Drivers of Non-GAAP Earnings Per Share

30 Lehman Brothers CEO Energy / Power Conference Cash & Cash Equivalents $78.7 $134.9 06/30/08 12/31/07 $193.5 2007 2008 06-30 Construction Additions $106.5 Liquidity and Cash Flow ($ in millions)

22nd Annual Lehman Brothers CEO Energy / Power Conference Paul M. Barbas President and Chief Executive Officer September 2 – 4, 2008